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                                                                    EXHIBIT 10.2


                                                                        CITICORP



EQUIPMENT LEASE

LESSOR:  CITICORP LEASING, INC.
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ADDRESS: HARRISON, NY 10528
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LESSE'S LEGAL NAME:                                       CUSTOMER NO.
NETSTAFF
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ADDRESS                                                   CONTRACT NO.
168 SOUTH PARKER
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           COUNTY                STATE/ZIP CODE            CUST. REF. (P.O)
SAN FRANCISCO    SAN FRANCISCO  CA 94107
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ADDRESS (IF DIFFERENT THAN ABOVE)   ATTENTION
                                    PATRICK RYLEE
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          COUNTY                   STATE/ZIP CODE        STATE/ZIP CODE
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EQUIPMENT LOCATION PRIMARY ADDRESS; BILLING ADDRESS SPECIFY:

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EQUIPMENT DESCRIPTION/MANUFACTURER
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THINKPADS 600X AND RELATED EQUIPMENT AND ACCESSORIES


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(NO. MOS.): MONTHLY RENT        USE/SALES TAX             BASIC RENTAL PAYMENT
             $945.78               $0.00                          $946.78
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        END OF LEASE PURCHASE OPTION:       CONTRACT RATE:
        FMV   $1.00  OTHER                   N/A    %
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                    TERMS AND CONDITIONS OF MASTER LEASE AGREEMENT

1. LEASE. Lessor leases to Lessee and Lessee leases from Lessor the personal described above together with all replacements, repairs, additions and thereto ("Equipment").

2. TERM AND RENT. This Lease shall take effect on the date accepted by Lessor, as below, for the term shown above, calculated from the date the lessee accepts the ("Commencement Date"). Lessee agrees to pay to Lessor the aggregate of Basic Rental Payments set forth above for the Term plus advance payments other amounts payable under this Lease (a Basic Rental Payment plus all other due by Lessee under this Lease are referred to together as the "Rental"). The amount of each Basic Rental Payment shown above is based on estimated total cost of the Equipment including, if applicable, installation cost. Basic Rental Payment shall be adjusted proportionately upward of downward if the total cost of the Equipment exceeds or is less than the estimate and Lessee authorizes Lessor to adjust the Basic Rental Payments by up to fifteen percent that event. Rental payments are due on the Commencement Date and on the day of each consecutive month, quarter or year thereafter, as specified above. Payments are payable

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at the address of Lessor set forth above or at such other as Lessor may designate. To the extent permitted by applicable law, whenever a portion of a Rental Payment is not paid for more than ten (10) days after it is due, Lessee agrees to pay Lessor on demand (as a fee to offset Lessor's collection and operative expenses) the greater of twenty-five ($25.00) or ten percent (10%) of overdue amount.

LEASE CANNOT BE CANCELLED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN, LESSEE ACKNOWLEGES AND AGREES THAT LESSEE'S OBLIGATION TO PAY ALL RENTAL PAYMENTS DUE OR TO BECOME DUE HEREUNDER FOR THE TERM SHALL BE ABSOLUTE AND UNCONDITIONAL AND SHALL NOT BE SUBJECT TO ANY REDUCTION, SETOFF, DEFENSE, COUNTERCLAIM, OR DEFERMENT FOR ANY REASON WHATSOEVER.

3. INSTALLATION AND DELIVERY. The Lessee shall provide an acceptable environment as specified in any applicable manufacturer's manual, and as otherwise specified by manufacturer, shall furnish all labor required to install equipment. Lessee shall be responsible for any delivery, rigging or other charges by manufacturer with respect to the Equipment.

4. DISCLAIMER OF WARRANTIES. LESSEE HAS SELECTED THE EQUIPMENT BASED UPON ITS OWN JUDGEMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR. LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES EITHER EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, SUITABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS ANY SUCH WARRANTIES. Lessee specifically waives all rights to claim against Lessor for breach of any warranty whatsoever. Lessor shall not be liable to Lessee hereunder or at law or in equity for any liability, claim, loss damage or expense caused directly or indirectly by the Equipment or any deficiency or defect thereof or the operation, maintenance or repair thereof. Lessor agrees to assign to Lessee, for the sole purpose of making and prosecuting a claim, all rights Lessor may have against the Equipment manufacturer/seller for breach of warranty or other representation to the extent the same are assignable.

5. TITLE: LABELLING. Lessor retains title to the Equipment and no right, title or interest in the Equipment shall pass to Lessee except as expressly set forth in this Lease. Lessee (a) shall not sell, assign, sublet or otherwise dispose of, or permit legal process or encumbrance upon or against any interest in, this Lease or the Equipment; (b) shall give immediate written notice to Lessor of any such process or encumbrance; and (c) shall, at its sole expense, protect and defend Lessor's title and interest against all persons claiming against or through Lessee and indemnify and hold Lessor harmless from and against any loss caused thereby. Lessee shall affix to the Equipment any markings requested by Lessor showing Lessor's interest.



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
6. TAXES. Lessee agrees to pay when due all sales, use, property, excise and other taxes, fees or other charges of any nature whatsoever (except for any taxes based upon Lessor's net income), however designated, now or hereafter imposed by any governmental entity, whether based upon the Rent or the Equipment or the purchase, delivery, ownership, leasing, use possession or return thereof. Any fees, taxes or other charges paid by Lessor upon failure of Lessee to make such payments shall at Lessor's demand become immediately due from Lessee to Lessor.

7. USE; MAINTENANCE; ALTERATIONS; INSPECTION; REGULATORY COMPLIANCE. Lessee agrees to comply with all laws, regulations and orders applicable to this Lease and the Equipment and to use the Equipment in its business purpose for which the Equipment was designed and in compliance with acceptable operating instructions and to use properly trained personnel in the portion thereof, including, but not limited to, obtaining and complying with all license, permit, certificate of need, authorization, certification, accreditation, lease, approval, grant of rights by any tribunal, regulatory or administrative party or third person necessary or appropriate for Lessee to own, maintain, or acquire for its business or Equipment, including Medicare and/or Medicaid certifications, is applicable. Lessee, at its sole cost and expense, shall maintain the Equipment according to the manufacturer's recommended guidelines or the equivalent and meet specifications and all recertification requirements and shall furnish proof of such maintenance, if operated by Lessor, and shall furnish all needed servicing and parts, which parts become the property of Lessor and part of the Equipment. Lessee shall not make any alterations or attachments to the Equipment without the prior written consent of Lessor, and any permitted alteration or attachment which cannot be easily removed without damaging the Equipment's originally intended function or shall become part of the Equipment and the property of Lessor. Lessee shall not attach the Equipment to any real property if as a result, the Equipment would become a fixture under applicable law. Lessor shall have the right during normal business hours to enter Lessee's premises to inspect the Equipment. Lessee agrees not to remove the Equipment from the location shown above without Lessor's prior written consent.

8. RETURN OF EQUIPMENT. Upon termination of the Lease, at the expiry of the Lease or otherwise, Lessee, at its own risk and expense, shall immediately return the Equipment to Lessor in the same condition as delivered, ordinary wear and tear excepted, and meeting all recertification requirements of the manufacturer to specifications, and provide proof thereof, at such location with the United States as Lessor shall designate. Hardware and software shall be repaired or replaced as necessary, at Lessee's expense, to ensure Equipment operates to specifications. Lessee shall contact Lessor to obtain shipping instructions. If Lessee fails to return Equipment when required to do so, the terms and conditions of this Lease shall continue to be applicable and Lessee shall continue to make Rental Payments until Equipment is received by Lessor.

9. EQUIPMENT PURCHASE OPTION (If Applicable). Provided no default has occurred and continuing and provided this Lease shall not have been previously terminated, Lessee shall have the option, exercisable by written notice to Lessor received by Lessor at least ninety (90) days but not more than one hundred eighty (180) days from



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
the expiration of the Term, to purchase on the day following the last day of Term ("Purchase Date"), all but not less than all the Equipment for a price equal to Fair Market Value of such Equipment as determined by Lessor. Provided Lessee has exercised such option, Lessee shall pay to Lessor on the Purchase Date aforementioned purchase price in cash, all sales and other taxes applicable and all other amounts due and owing. Lessor will then cause Equipment to be delivered to Lessee without recourse or warranty.

10. INSURANCE. Lessee shall obtain and maintain during the Term, at its own expense, liability insurance and insurance against property damage or loss, insuring risks as are customarily insured against on the type of equipment leased by businesses in which Lessee is engaged, in such amounts, in such form, with insurers satisfactory to Lessor; provided, however, that the amount of insurance against damage or loss shall not be less than the greater of (a) the replacement value of the Equipment and (b) the aggregate amount of Rent remaining for the Term. Each liability insurance policy shall name Lessor as an additional insured and each property damage policy shall name Lessor as sole loss payee and all policies shall contain a clause requiring the insurer to give Lessor at least ten (10) days prior written notice of any alteration in the terms or cancellation of the policy. Lessee shall furnish a certificate of insurance or other evidence satisfactory to Lessor that the required insurance coverage is in effect; however, Lessor shall have no duty to ascertain the existence of or to examine the insurance policy to advise Lessee if the insurance coverage does not comply with the requirements of this Paragraph. If Lessee fails to insure the Equipment as required, Lessor shall have the right to substitute its own insurance for any insurance obtained by Lessor in accordance with this Paragraph upon reasonable notice to Citicorp with an insurer through an agent or broker of its choice satisfactory to Lessor.

11. LOSS OR DAMAGE. Until the Equipment is returned to (and received by) the Lessor as provided in Paragraph 8, Lessee shall bear the entire risk of loss, theft, damage to or destruction of the Equipment (including, but not limited to, any condemnation seizure or requisition of title or use) ("Event of Loss"). No Event of Loss shall relieve Lessee from its obligations to pay Rental Payments except as stated in (c) below. When any Event of Loss occurs, Lessee shall immediately notify Lessor and, at the option of Lessor, shall (a) place such Equipment in good and working order; or (b) replace such Equipment with like Equipment in good and working order; with clear title to the replacement Equipment in Lessor; or promptly pay to Lessor an amount equal to the aggregate amount of all Rent and applicable amounts then remaining unpaid hereunder for the Term, whereupon Lessor shall transfer to Lessee, without recourse or warranty (express or implied), all of Lessor's interest, if any, in and to such Equipment on an "as is", "where is" basis. The proceeds of any insurance payable with respect to the Equipment shall be applied, at the option of Lessor, either towards (i) replacement or purchase of the Equipment or (ii) payment of any of Lessee's obligations hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Event of Loss under any insurance policy relating to the Equipment.



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
12. EVENTS OF DEFAULT. Each of the following shall be a Default under this
Lease: Lessee (a) fails to pay any portion of Rent within five (5) days of its due date; or (b) fails to perform or observe any other covenant or agreement in this Lease, or any representation in this Lease or in any document furnished in connection with this Lease is inaccurate in any material respect and such failure or inaccuracy continues unremedied for ten (10) days after written notice sent by Lessor; or (c) shall or shall attempt to abandon, remove, sell, encumber or sublet any item of Equipment; or (d) shall become insolvent or make an assignment for the benefit of creditors, or a trustee or receiver shall be appointed for Lessee or for a substantial part of its assets, or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Lessee; or (e) shall suffer a material adverse change in its financial condition or operations; or (f) shall be in default under any other agreement with Lessor or any of its affiliates or any other lender or Lessor; or (g) shall cause or suffer to exist any sale or transfer of any interest which would result in a change in majority ownership of the Lessee.

13. REMEDIES. Upon the occurrence of a Default and at any time thereafter, Lessor may, in its sole discretion, to the extent permitted by and in conformity with applicable law, do any one or more of the following: (a) upon notice to Lessee, terminate this lease; (b) declare the total amount of unpaid Rent and other applicable amounts due to become due hereunder for the Term immediately due and payable, discounted at five percent (5%) simple interest per annum; (c) demand the return of the Equipment in accordance with Paragraph 8 hereof; (d) without demand or legal process, enter the premises where the Equipment is located and take immediate possession of and remove the same, without liability to Lessor or its agents for such entry or for damage to property or otherwise;
(e) sell any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, lease to others or keep idle the Equipment, all free and clear of any rights of Lessee to the Equipment; or (f) exercise any other right or remedy available to Lessor under applicable law or proceed by court action to enforce the terms of this Lease or to recover damages or expenses resulting from the breach of this Lease. Lessee shall be liable for and shall pay to Lessor all legal expenses and other costs incurred by Lessor in exercising Lessor's remedies, including placing any Equipment incurred by Lessor in exercising Lessor's remedies, including placing any Equipment in the condition required by Paragraph 8 hereof. If this Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure in addition to the indebtedness herein, all other indebtedness at any time owing by Lessee to Lessor. No remedy referred to in this Lease is intended to be exclusive, but each shall be in addition to any other remedy referred to or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any Default shall constitute a waiver of any other Default by Lessee or a waiver of any of Lessor's rights and no delay by Lessor in enforcing any right or requiring performance of any provisions of this Lease by Lessee shall be a waiver of such right or affect the right of Lessor to enforce such provision. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in this Paragraph or which may otherwise limit or modify any of Lessor's rights or remedies under this Paragraph.



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
14. ASSIGNMENT BY LESSOR. Lessee acknowledges that Lessor may sell and/or assign its interest in the Equipment and/or this Lease. Lessee agrees that upon notice of such assignment it shall pay directly to assignee (unless otherwise directed by assignee) without abatement, deduction or setoff all amounts which become due hereunder and further agrees that it will not assert against assignee any defense, counterclaim or setoff for any reason whatsoever in any action for rent or possession brought by assignee. Lessee agrees that any such assignment; sale or encumbrance of the Lessor's interest shall not materially change Lessee's duties or obligations under this Lease nor materially increase Lessee's risks or burdens.

15. GENERAL INDEMNITY. Lessee indemnifies and agrees to defend and hold Lessor harmless from and against all claims, costs, expenses (including, but not limited to, legal expenses), damages and liabilities arising from or pertaining to ownership use, leasing, delivery, return or disposition of the Equipment. Any payment made hereunder to Lessor shall include the amount of any taxes required to be paid by Lessor as the result of the receipt of such payment. The provisions of this Paragraph 15 shall survive the termination of this Lease.

16. FURTHER ASSURANCES. Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may request to more effectively carry out the intent and purpose of this Lease. Lessee agrees to provide Lessor with copies of Lessee's balance sheet, profit and loss statement, and such other financial reports as Lessor may from time to time request. Lessee hereby appoints Lessor as its attorney-in-fact to execute and file on behalf of Lessee and authorizes Lessor to file without Lessee's signature any UCC financing statements and amendments Lessor deems advisable to secure the interests of Lessor. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Sections 2A-508 through 2A-522 of the UCC.

17. NOTICES. Any notices shall be in writing, sent by regular mail, postage prepaid, to the addresses set forth above, or to such other addresses as the parties may substitute by written notices given in the manner described in this paragraph.

18. MISCELLANEOUS. This Lease may not be amended except in writing and shall be binding upon and inure to the benefit of the parties, their permitted successors and assigns. This Lease shall be governed by, and construed in accordance with the laws of New York. Any provision of this Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof. Lessee waives any right to trial by jury on any issues or claims arising under this Lease.



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                                                     (CONTINUED ON REVERSE SIDE)
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This Lease, consisting of the foregoing, and THE REVERSE SIDE HEREOF, correctly sets forth the entire agreement between Lessor and Lessee with respect to the use, possession and lease of the Equipment. No agreements or understandings concerning the foregoing shall be binding on either of the parties hereto unless specifically set forth in this Lease. The term "Lessee" as used herein shall mean and include any and all Lessees who sign hereunder, each of whom shall be jointly and severally bound thereby. This Lease will not be binding on Lessor until accepted below. The undersigned understands and agrees that consumer credit reports concerning the undersigned may be requested by Lessor in connection with processing this application furnished by any and all relevant parties.

    By execution hereof, the signer hereby certifies that he has read this Lease, INCLUDING THE REVERSIDE SIDE HEREOF, and that he is duly authorized to execute this Lease on behalf of Lessee, and that Lessee is duly authorized and empowered to execute and deliver this Lease and any other document required or necessary to be delivered pursuant to this Lease.


                                    LESSEE: NETSTAFF

                                    By: /s/ PATRICK RYLEE

                                    Patrick Rylee                 2/9/00
                                    ------------------------------------
                                    PRINTED NAME, TITLE             DATE

LESSOR: CITICORP LEASING, INC.


             HEADQUARTERS, 450  MAMARONECK
LOCATED AT:  AVENUE, HARRISON, NY 10528
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        AUTHORIZED SIGNATURE

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  PRINTED NAME, TITLE                       DATE


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

                                PLEDGE AGREEMENT

PLEDGE AGREEMENT (the "Agreement"). Made as of this 9th day of February, 2000 between NetStaff ("Pledgor"), having its principal place of business at 168 South Park, San Francisco, CA 94107 and Citicorp Inc., having a place of business at 450 Mamaroneck Avenue, Harrison, NY 10528.

                                   WITNESSETH:

        WHEREAS, Pledgor, as Lessee, entered into an Equipment Lease Agreement dated February 9, 2000 with Citicorp as Lessor, all as amended by an Amendment dated __________________, 2000, (the "Agreement"); and

        NOW, THEREFORE, it is agreed between the parties as follows:

        1. Pledgor hereby pledges, assigns, transfers and delivers to Citicorp as security for the payment and performance of all of the Obligation, a Negotiable Certificate of Deposit NO. 6740414622 issued by Citibank (together with any other issuer of a Certificate, the "Issuing Bank") in the face amount of $29,000 bearing interest at the rate of 5.21% per annum, maturing 8/9/00 and payable to the order of Pledgor, together with all renewals thereof, all Substitute Certificates (hereinafter defined), and all interest on and proceeds of, however derived, any of the foregoing (collectively, the "Certificate").

        2. Pledgor agrees to immediately deliver to Citicorp all certificates, receipts or other instruments evidencing the Certificate.

        3. Pledgor represents and warrants that: (i) Pledgor is the sole owner of the Certificate; (ii) the Certificate is free of all liens, security interests and encumbrances and Pledgor has not made any prior assignment or transfer of any kind of the Certificate, except such as may have been created in favor of Citicorp; (iii) Pledgor has not withdrawn, canceled, been repaid or redeemed all of any part of the Certificate; (iv) there is no pending application for the withdrawal, cancellation, repayment or redemption of the Certificate;
           (v) this Agreement does not violate, or require any consent, approval or other action by any governmental official or body of any other person or entity under; any law, regulation, decree or other or any agreement binding upon Pledgor or the property of Pledgor; (vi) Pledgor has the power and authority to enter into this Agreement; (vii( this Agreement has been duly authorized, executed and delivered by Pledgor; and (viii( this Agreement is a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms.

        4. This Agreement has been given for value and is hereby declared to be irrevocable.


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
        5. So long as any Obligation is outstanding, Pledgor hereby irrevocably authorizes and empowers Citicorp, at Citicorp's option, at any time, and from time to time, for its own use and benefit either in its own name of in the name of Pledgor: (i) to renew the Certificate on such terms and for such period (s) as Citicorp may deem appropriate; (ii) to execute any and all instruments required for the withdrawal or repayment of same, or any part thereof; (iii) to complete in any respect any instrument for the withdrawal or repayment of funds; and
           (iv) to in all respects deal with the Certificate as the owner thereof. Pledgor waivers any presentation, demand of payment, protest, and notice of non-payment under any circumstances be deemed to assume any responsibility for or obligation or duty with respect to the Certificate or any proceeds thereof, and shall not be required to take any action or any kind to collect, preserve or protect its or Pledgor's rights in the Certificate. Pledgor releases Citicorp from any claims, causes or actions and demands at any time arising out of or with respect to this Agreement, the use or disposition of the Certificate or any action taken or omitted to be taken by Citicorp with respect thereto, and Pledgor hereby agrees to hold Citicorp harmless from and with respect to any and all claims, causes of action and demands.

        6. The obligation of Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Obligations, the Agreements or instrument relating thereto: (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to departure from any agreement or instrument relating to the Obligations; (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor, as the Obligor of the Obligations, except those defenses available to Pledgor as Lessee; or (iv) any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms or the rights of Citicorp with respect tot the Obligations, the Agreements or any instrument relating thereto.

        7. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Citicorp upon the insolvency, bankruptcy or reorganization of Pledgor or otherwise, all as though such payment had not bee made.

        8. Upon any default in the payment or performance of any Obligation, or the breach of any representation or covenant contained in the Agreements or this Agreement, Citicorp may, without regard to any premium or penalty which may result from liquidation of the Certificate prior to maturity; (iii) surrender the Certificate to the Issuing Bank upon five days' notice by certified mail to Pledgor, and demand, collect, and receive payment of any mail to Pledgor, and demand, collect, and receive payment of any and all monies or proceeds due or to become due under the Certificate or any part thereof; (ii) hold any



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
            and all monies or proceeds representing the Certificate in a cash collateral account or invest such monies or proceeds as Citicorp may deem appropriate and/or (iii) apply all or any portion of the Certificate, in its sole discretion, first, to all costs and expenses including without limitation, attorneys' fees) of Citicorp in enforcing its rights and pursuing its remedies hereunder, second, to the payment of on the Obligations, and any fees or commissions to which Citicorp may be entitled, and third, to Pledgor or whosoever may be entitled thereto. The rights, powers and remedies granted to Citicorp herein shall be cumulative and in addition to any rights, powers and remedies to which Citicorp may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to Citicorp in connection with Obligations.

        9. At such time as Pledgor shall have fulfilled and satisfied all of the Obligations, this Agreement shall be terminated; otherwise and if not, this Agreement shall remain in full force and effect. Upon such complete fulfillment and satisfaction, and provided that no default specified in Paragraph 8 above shall have occurred, Citicorp shall release and deliver the Certificate to Pledgor.

        10. As long as the Pledgor is not in default as defined in Section 8, interest shall accrue in favor of Pledgor. Pledgor shall direct the Issuing Bank to reinvest interest accruing on the Certificate or to follow such instructions regarding the disbursal of interest as Pledgor, with the written consent of Citicorp, may from time to time direct.

        11. If any Certificate, whether original or a Substitute Certificate (as defined below), shall mature prior to the payment in full of the Obligations and provided Pledgor is not then in default under the Agreements of this Agreement, Citicorp shall, upon the maturity of the Certificate, endorse same in the name of Pledgor and deliver the Certificate tot the Issuing Bank for collection. Citicorp shall then immediately purchase a new Certificate of Deposit. ("Substitute Certificate") from the Issuing Bank or such other bank as Pledgor shall direct (with the written consent of Citicorp) in an amount equal to the principal of and interest accrued on the Certificate surrendered, and with a maturity not in excess of 180 days. Citicorp shall hold such Substitute Certificate pursuant to this Agreement, and any Substitute Certificate shall be deemed to be a "Certificate" for all purposes hereunder. If taxes are imposed upon the interest received from a Certificate, Pledgor shall pay such taxes or, of at the option of Citicorp, Citicorp elects to pay such taxes, Pledgor shall promptly reimburse Citicorp for any amounts so paid by Citicorp.

        12. If any penalty involving loss of forfeiture of interest is incurred or assessed by the Issuing Bank because of the redemption of a Certificate prior to its



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

            maturity, Pledgor shall promptly indemnify Citicorp to the extend of the interest so forfeited or lost because of premature redemption.

        13. The issuing Bank hereby waives any rights of setoff, counterclaim, statement or reduction it may have against Pledgor in respect of the Certificate.

        14. Pledgor, upon written direction from Citicorp and at Pledgor's own expense, shall do all further acts and execute, acknowledge and deliver all deeds, conveyances, transfers, instruments, assurances and other documents reasonably necessary or proper for the better pledging, assuring, conveying, assigning and confirming to Citicorp the Certificate.

        15. To accomplish the purposes of this Agreement, Pledgor does hereby name and appoint Citicorp as its attorney in fact, with full power to endorse and deliver for collection any Certificate at any time held by Citicorp as its attorney in fact, with full power to endorse and deliver for collection any Certificate at any time held by Citicorp in the name of Pledgor and to purchase new Certificates in the name of Pledgor and to sign all checks, drafts or other orders representing the proceeds of such Certificated cashed, and to take any action set forth in Paragraph 5 above, all with the same force and effect as if the same had been done by Pledgor. Pledgor also agrees to execute any and all documents, including but not limited to, any Uniform Commercial Code financing statements, as Citicorp may reasonably request to effectuate the intent of this Agreement or to further secure the pledge accomplished herein.

        16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law. Pledgor hereby consents to the non-exclusive jurisdiction of the state and federal courts sitting in the State of New York, and agrees that in the event of dispute hereunder, suit may be brought against Pledgor in such courts or in any other jurisdiction where Pledgor or any of its assets may be found, and Pledgor hereby irrevocably submits to the jurisdiction of such courts. Pledgor irrevocably submits to the service of any and all process in such action or proceeding by the mailing of copies of such process of Pledgor at its address specified above.

        17. Pledgor hereby waives any and every right to a trial by jury in any action of related to this Agreement, the Obligations or the enforcement of either or all of the same, and does further expressly waive any and every right to interpose any counterclaim in any such action or proceeding.

        18. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and the year above written.



                                            CITICORP

        By: /s/ PATRICK RYLEE               By: /s/ JOANNE LE
        Title:        President             Title:  Acquisition Manager


        PLEDGE AGREED AND ACKNOWLEDGED:

        Issuing Bank: CITIBANK FSB
        By:           /s/ LUIZ L.D. SOUZA
        Title:        FCEUP

       IBM

       Assignment of Machines

       User
       Name                           NETSTAFF INC.
       Address                        168 South Park
       City, State  Zip               San Francisco, CA 94107

       Purchaser
       Name                           CITICORP LEASING
       Address                        450 Mamaroneck Avenue
       City, State Zip                Harrison, NY 10528

       User's Installation Address
       Name                            NETSTAFF INC.
       Address                         168 South Park
       City, State Zip                 San Francisco, CA 94107


        The User, the Purchasers, and International Business Machines Corporation *IBM) agree to the following terms (called the "Assignment'). Under this Assignment, the User assigns to the Purchaser, the User's right to purchase from IBM the Machine(s) listed below. By signing below for our respective enterprises, each of us agrees to the terms of this Assignment. Once signed, any reproduction of this Assignment made by reliable means (for example, photocopy or facsimile) is considered an original.

       Sales Order       Purchase Order     Invoice       Quantity      Model #
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------



        If the Purchaser defaults on payment to IBM for the above product, than the User is responsible for payment.

        User's signature/title  /s/ DAVE M. DAVIS, CFO

        Purchaser's signature/title

        IBM's signature/title